UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2015

MARCUS & MILLICHAP, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36155	35-2478370
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

23975 Park Sorrento, Suite 400

Calabasas, California 91302

(Address of Principal Executive Offices including Zip Code)

(818) 212-2250

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2015, Marcus & Millichap, Inc. (the “Company”) issued a press release announcing that Hessam Nadji has been promoted to Senior Executive Vice President. Mr. Nadji joined the Company in 1996 and currently serves as its Chief Strategy Officer and Senior Vice President responsible for the Company’s specialty brokerage divisions as well as research, advisory services and marketing. He will now also be responsible for overseeing the Company’s mortgage brokerage operations, as well as certain corporate functions, and will report directly to the Company’s board of directors. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 5, 2015. The Company’s stockholders voted on the following two proposals at the Annual Meeting and cast their votes as follows:

Proposal One:

The following individuals were elected to serve as directors for three-year terms ending with the 2018 Annual Meeting of Stockholders by the votes set forth in the following table:

	For	Withheld	Broker Non-Votes
Nicholas F. McClanahan	33,067,779	2,004,818	1,148,554
William A. Millichap	32,920,114	2,152,483	1,148,554

Directors George M. Marcus, George T. Shaheen, Don C. Watters, John J. Kerin and Norma J. Lawrence continued in office following the Annual Meeting.

Proposal Two:

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015 was ratified, by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes(1)
36,118,470	100,117	2,563	n/a

(1)	Pursuant to the rules of the New York Stock Exchange, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description

99.1	Press release issued by the Company entitled “Marcus & Millichap, Inc. Promotes Hessam Nadji to Senior Executive Vice President” dated May 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARCUS & MILLICHAP, INC.

Date: May 8, 2015	By:	/s/ Martin E. Louie
Martin E. Louie Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Press release issued by the Company entitled “Marcus & Millichap, Inc. Promotes Hessam Nadji to Senior Executive Vice President” dated May 7, 2015.

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